SP+ ANNOUNCES CLOSING OF BAGS ACQUISITION

Forward-Looking Statements This presentation contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995, including statements regarding expected tax and other anticipated benefits of the acquisition by SP Plus Corporation (“SP Plus”) of Baggage Airline Guest Services, Inc. and Home Serv Delivery, LLC, their subsidiaries and affiliates (collectively, “Bags”), and other expectations, beliefs, plans, intentions and strategies of SP Plus. SP Plus has tried to identify these statements by using words such as "expect," "anticipate," "believe," "could," "should," "estimate," "expect," "intend," "may," "plan," "predict," "project" and "will" and similar terms and phrases, but such words, terms and phrases are not the exclusive means of identifying such statements. These forward-looking statements are made based on management's expectations and beliefs concerning future events and are subject to uncertainties and factors relating to operations and the business environment, all of which are difficult to predict and many of which are beyond management's control. Actual results, performance and achievements could differ materially from those expressed in, or implied by, these forward-looking statements due to a variety of risks, uncertainties and other factors. The risks relating to the acquisition include the risk that the tax and other benefits that SP Plus anticipates as a result of the transaction are not fully realized or take longer to realize than expected; the risk that certain risks and liabilities associated with Bags have not been discovered; and the effect of the acquisition on SP Plus' and Bags' relationships with their respective clients, customers, vendors and personnel. The risks relating to the businesses of SP Plus and Bags generally include intense competition; changing consumer preferences that may lead to a decline in demand for the services provided by SP Plus and Bags; the ability to preserve long-term client relationships; the loss, or renewal on less favorable terms, of management contracts, leases or other contracts with clients or customers; and deterioration of general economic and business conditions or changes in demographic trends. For a detailed discussion of factors that could affect the Company's future operating results, please see the Company's filings with the Securities and Exchange Commission, including the disclosures under "Risk Factors" in those filings. Except as expressly required by the federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, changed circumstances or future events or for any other reason. A copy of this presentation is available at www.spplus.com under Investor Relations. 2

Executive Summary + SP Plus Corporation (“SP+”) announces the closing of the acquisition of Baggage Airline Guest Services, Inc. and Home Serv Delivery, LLC, their subsidiaries and affiliates (collectively, "Bags") + All cash purchase price of $275 million + SP+ has obtained clearance of Hart-Scott-Rodino Antitrust Improvements Act with no post closing conditions + Acquisition expected to increase revenue growth by capitalizing on cross-selling opportunities across both companies given different but complementary services and clients + Bags business generated $144.6 million in revenue, $17.1 million in net income, and $22.7 million in Adjusted EBITDA* in fiscal 2017 + SP+ expects to realize tax benefits associated with Bags over a 15 year period with an estimated Net Present Value of ~$40 million through the §338(h)(10) tax election + Acquisition is expected to be immaterial to SP+’s fiscal 2018 results, excluding transaction costs, and accretive to cash flow in the first fiscal year post closing + SP+ has secured a new $550 million credit facility in conjunction with closing the transaction *Refer to Adjusted EBITDA reconciliation on slide 8 3

About Bags + Leading baggage service provider primarily to airline, airport and hospitality clients in North America + Headquartered in Orlando, FL and operates in more than 250 U.S. cities + Handles more than 5 million checked bags annually + Combines great customer service with innovative technologies to provide baggage and related services for the airline, airport, hospitality, cruise and convention industries + Services include remote airline check-in, baggage handling, baggage delivery, baggage repair and replacement, airport wheelchair services and curbside check-in + Maintains established relationships with many of the major airlines and cruise lines 4

Growth Opportunity + Provides growth and cross-selling opportunities + Diversifies current client base and service offerings + An asset lite model that generates strong free cash flow + Most importantly, SP+ believes the acquisition will generate a relatively high return on investment and will drive stockholder value 5

Transaction Overview + All cash purchase price of $275 million, with customary working capital adjustments + In fiscal 2017, Bags generated revenue of $144.6 million, net income of $17.1 million, and Adjusted EBITDA* of $22.7 million + SP+ expects to realize tax benefits associated with Bags over a 15 year period with an estimated Net Present Value of ~$40 million through the §338(h)(10) tax election + Multiple of fiscal 2017 Adjusted EBITDA*: + 10.4x with tax benefits + 12.1x without tax benefits + Accretive to cash flow in first fiscal year post closing + SP+ has incurred $1.8 million in diligence and transaction related costs through the third quarter of 2018 and expects to incur another approximately $4 million in the fourth quarter of this year to complete the transaction, which may have an impact on fiscal 2018 free cash flow + SP+ anticipates some integration costs over the first 12-18 months post close and expects to be able to present a full outlook for 2019 on the Q4 earnings call in February of 2019 + SP+ will continue to exclude all revenues and costs related to Bags post-acquisition in its adjusted results for 2018 *Refer to Adjusted EBITDA reconciliation on slide 8 6

Financing Overview + SP+ has secured a new $550 million credit facility in conjunction with closing the transaction + Facility is with existing lender group + Similar structure to previous facility + Improved pricing grid + LIBOR margin at L+175 at close + Total Debt to Adjusted EBITDA* leverage ratio of 3.4x at close + Customary terms and conditions *Refer to Adjusted EBITDA reconciliation on slide 8 7

1 Bags Select Fiscal Year 2017 Financial Information Statement of Income EBITDA and Adjusted EBITDA Reconciliation 2 Year ended Year ended ($000) 12/31/17 ($000) 12/31/17 Revenues $ 144,624 Net income $ 17,112 Operating expenses 106,628 + Interest expense, net 372 Gross Profit 37,996 + Depreciation and amortization 1,912 EBITDA, as reported $ 19,396 Selling, general and administrative 18,292 + Non-core/non-recurring expenses 3,299 Depreciation and amortization 1,912 Adjusted EBITDA $ 22,695 Net income from operations 17,792 Interest expense, net 372 Net income before non-controlling interest 17,420 Net income attributable to non-controlling interest 308 Net income $ 17,112 1 Based on financial information provided by Bags 2 Bags’ EBITDA, a non-GAAP financial measure, is defined as Bags’ U.S GAAP net income before (i) interest expense net of interest income, (ii) income taxes, and (iii) depreciation and amortization. Bags’ Adjusted EBITDA, also a non-GAAP financial measure, further excludes items that management does not consider indicative of Bags’ core performance. SP+ believes that the presentation of Bags’ EBITDA and adjusted EBITDA provide useful information regarding Bags’ historical operating performance and facilitates comparisons to SP Plus’ historical and future operating results. Bag’s definition of EBITDA and adjusted EBITDA should not be considered in isolation of, or as alternatives to, Bags’ net income as determined in accordance with U.S. GAAP, and the calculations of these non-GAAP financial measures for Bags may not be comparable to similarly titled measures presented by other companies. 8